UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):  11/1/2013

Amfil Technologies Inc.
(Exact name of registrant as specified in its charter)

Commission File Number:  33-2775-A

New York	13-3296819
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)
77 Davisville Ave, Suite 2317, Toronto, M4S 1G4 Ontario. Canada
(Address of principal executive offices, including zip code)

647-389-2260
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01 CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT

On October 30th, 2013 Amfil Technologies Inc. formally engaged MNP LLP as the principal accountant to audit the company’s financial   statements. Roger Mortimer, President and Director of Amfil Technologies Inc. states “ We are pleased to engage MNP LLP as part of the company’s goal to becoming fully compliant and to ensure that the company stays current with all it filings in the future.”  MNP LLP is located at 300-111 Richmond Street West, Toronto, Ontario, Canada.

This Form 8-K may contain forward looking statements within the meaning of Section 27A of the Securities Act of 1933, Section 21E of the Securities Act of 1934 and Safe Harbour Statements under the Private Securities Litigation Reform Act of 1995; the Actual Results could differ materially from those set forth in the forward looking statements that are subject to risks and uncertainties, including, but not limited to, the impact of competitive products and pricing, product demand and market acceptance, new product development, reliance on key strategic alliances, availability of raw materials, the regulatory environment, fluctuations in operating results and other risks.

Signatures:

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorised.

November 05, 2013	By:	/s/ Larry Leverton
Larry Leverton
Secretary/Vice President & Director